SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): March 30, 2009 (February 15, 2009)

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Luchthaven Schiphol, The Netherlands
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

The QAT II Investments Loan Agreement of February 15, 2009

On February 15, 2009, Elephant Talk Communications, Inc. (the “Registrant”) entered into a Loan Agreement (the “February 15 Agreement”) with QAT II Investments SA, a limited liability company formed under the laws of Luxembourg (“QAT II Investments”).  Pursuant to the February 15 Agreement, QAT II Investments agreed to lend to the Registrant the sum of €500,000 (or $638,950 based on the February 16, 2009 exchange rate published in the Wall Street Journal on February 17, 2009).  The proceeds of the February 15 Agreement were made available to the Registrant on February 15, 2009.  QAT II Investments is affiliated with certain of Registrant’s directors.

The February 15 Agreement provides that Registrant will pay QAT II Investments interest at a rate of twelve percent (12%) per annum on the outstanding balance and provides the principal and interest shall be repaid by June 30, 2009.  The outstanding principal and interest shall become immediately due and payable in the event the Registrant fails to make required payments of principal and interest, or otherwise breaches the February 15 Agreement and fails to cure such breach upon twenty (20) days notice, or if it disposes of its properties or assets without QAT II Investments’ prior consent, or if it files a petition for bankruptcy or otherwise resolves to wind up its affairs.

The QAT II Investments Loan Agreement of February 23, 2009

On February 23, 2009, the Registrant entered into a Loan Agreement (the “February 23 Agreement”) with QAT II Investments.  Pursuant to the February 23 Agreement, QAT II Investments agreed to lend to the Registrant the sum of €500,000 with the proceeds of the February 23 Agreement being made available to the Registrant on March 4, 2009 ($632,000 based on the March 4, 2009 exchange rate published in the Wall Street Journal on March 5, 2009).

The February 23 Agreement provides that Registrant will pay QAT II Investments interest at a rate of twelve percent (12%) per annum on the outstanding balance and provides the principal and interest shall be repaid by June 30, 2009.  The outstanding principal and interest shall become immediately due and payable in the event the Registrant fails to make required payments of principal and interest, or otherwise breaches the February 23 Agreement and fails to cure such breach upon twenty (20) days notice, or if it disposes of its properties or assets without QAT II Investments’ prior consent, or if it files a petition for bankruptcy or otherwise resolves to wind up its affairs.

The QAT II Investments Loan Agreement of March 31, 2009

On March 31, 2009, the Registrant entered into a Loan Agreement (the “March 31 Agreement”) with QAT II Investments.  Pursuant to the March 31 Agreement, QAT II Investments agreed to lend to the Registrant the sum of €500,000 with the proceeds of the March 31 Agreement being made available on that day ($664,300 based on the March 31, 2009 exchange rate published in the Wall Street Journal on April 1, 2009).

The March 31 Agreement provides that Registrant will pay QAT II Investments interest at a rate of twelve percent (12%) per annum on the outstanding balance and provides the principal and interest shall be repaid by June 30, 2009.  The outstanding principal and interest shall become immediately due and payable in the event the Registrant fails to make required payments of principal and interest, or otherwise breaches the March 31 Agreement and fails to cure such breach upon twenty (20) days notice, or if it disposes of its properties or assets without QAT II Investments’ prior consent, or if it files a petition for bankruptcy or otherwise resolves to wind up its affairs.

Security Agreement with QAT II Investments

On March 30, 2009 Registrant entered into a security agreement (the “Security Agreement”) with QAT II Investments.  As collateral to secure the repayment of a loan more fully described on Registrant’s Current Report on form 8-K dated February 2, 2009 (the “January 27 Agreement”), as well as for the repayment of the loans provided to Registrant pursuant to the February 13 Agreement and the February 23 Agreement (collectively, the January 27 Agreement, the February 13 Agreement and the February 23 Agreement, the “Loan Agreements”), Registrant granted QAT II Investments a security interest in the revenues received by Registrant under a Spanish MVNE Agreement which management expects to be entered into by the parties. (the “Agreement”).  The aggregate principal amount of the Loan Agreements is €2,000,000.  The Security Agreement will terminate when all amounts due under the Loan Agreements have been paid in full by Registrant.  Certain terms of the Agreement are set forth in Registrant’s Current Report on form 8-K dated September 24, 2008.

Item 2.03	Creation of a Direct Financial Obligation

As more fully described in Item 1.01 of this Current Report, which information is incorporated by reference into this Item 2.03, the Registrant entered into the February 15 Agreement with QAT II Investments, the February 23 Agreement with QAT II Investments, the March 31 Agreement and the Security Agreement with QAT II Investments, thereby creating direct financial obligations.

Item 9.01	Exhibits

(d) Exhibits

Exhibit
No.	Description

10.1	Loan Agreement dated February 15, 2009, by and between the Registrant and QAT II Investments.

10.2	Loan Agreement dated February 23, 2009, by and between the Registrant and QAT II Investments.

10.3	Loan Agreement dated March 31, 2009, by and between the Registrant and QAT II Investments.

10.4	Security Agreement dated March 30, 2009 by and between the Registrant and QAT II Investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS, INC.

By:	/s/ Steven van der Velden
Steven van der Velden
President, Chief Executive Officer

Dated:  April 9, 2009